Exhibit 4.15

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 7, 2013 among the guarantors listed in Schedule 1 hereto (each a “Guaranteeing Company” and, together, the “Guaranteeing Companies”), Virgin Media Secured Finance PLC, as Issuer (the “Issuer”), and The Bank of New York Mellon, acting through its London Branch, as Trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, Lynx 1 Corp. (“Lynx I”) has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of February 22, 2013, providing for the issuance of an initial aggregate principal amount of the $1,000,000,000 5 3/8% Senior Secured Notes due 2021 (the “Dollar Notes”) and the £1,100,000,000 6% Senior Secured Notes due 2021 (the “Sterling Notes” and together with the Dollar Notes, the “Notes”).

WHEREAS, the Issuer acceded to the Indenture pursuant to an accession agreement, dated as of the date hereof, among Lynx I, the Issuer and the Trustee, whereby the Issuer assumed all of the obligations of Lynx I under the Indenture and the Notes and Lynx I was released from its obligations thereunder.

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Companies shall execute and deliver to the Trustee a Supplemental Indenture pursuant to which each Guaranteeing Company shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Guarantee”); and

WHEREAS, pursuant to Sections 9.01(4) and 9.05 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Guaranteeing Company hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in such Guarantee and in the Indenture.

3. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator member or stockholder of the Issuer, the Company, any of its parent companies or any of its Subsidiaries or Affiliates, as such shall have any liability for any obligations of the Issuer under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations of their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

1

EXECUTION VERSION

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Companies and the Issuer.

9. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes.

10. SUCCESSORS. All covenants and agreements in this Supplemental Indenture by the parties hereto shall bind their successors.

(Signature page to follow)

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EXECUTION VERSION

SCHEDULE 1

Virgin Media Inc. (formally known as Viper US MergerCo 1 LLC)

Virgin Media Bristol LLC USA

Virgin Media Finance PLC

Virgin Media Investment Holdings Limited

Virgin Media Limited

Virgin Media Secured Finance PLC

Virgin Media SFA Finance Limited

Virgin Media Wholesale Limited

VMIH Sub Limited

NTL Victoria Limited

Barnsley Cable Communications Limited

BCMV Limited

Birmingham Cable Limited

Cable Camden Limited

Cable Enfield Limited

Cable Hackney & Islington Limited

Cable Haringey Limited

Doncaster Cable Communications Limited

Eurobell (South West) Limited

Eurobell (Sussex) Limited

Eurobell (West Kent) Limited

Eurobell Internet Services Limited

Halifax Cable Communications Limited

Middlesex Cable Limited

NTL Business Limited

NTL Cablecomms Bolton

NTL Cablecomms Bromley

NTL Cablecomms Bury and Rochdale

NTL Cablecomms Cheshire

NTL Cablecomms Derby

NTL Cablecomms Greater Manchester

NTL Cablecomms Macclesfield

NTL Cablecomms Oldham and Tameside

NTL Cablecomms Solent

NTL Cablecomms Staffordshire

NTL Cablecomms Stockport

NTL Cablecomms Surrey

NTL Cablecomms Sussex

NTL Cablecomms Wessex

NTL Cablecomms Wirral

NTL Cambridge Limited

NTL Glasgow

NTL Kirklees

NTL Midlands Limited

NTL Wirral Telephone and Cable TV Company

Sheffield Cable Communications Limited

Telewest Communications (Cumbernauld) Limited

Telewest Communications (Dumbarton) Limited

Telewest Communications (Dundee & Perth) Limited

Telewest Communications (Falkirk) Limited

Telewest Communications (Glenrothes) Limited

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EXECUTION VERSION

Telewest Communications (Midlands and North West) Limited

Telewest Communications (Midlands) Limited

Telewest Communications (Motherwell) Limited

Telewest Communications Networks Limited

Telewest UK Limited

Virgin Media Business Limited

Virgin Media Investments Limited

Virgin Media Payments LTD

Virgin Mobile Group (UK) Limited

Virgin Mobile Holdings (UK) Limited

Virgin Mobile Telecoms Limited

Virgin Net Limited

VMWH Limited

Wakefield Cable Communications Limited

X-Tant Limited

Avon Cable Joint Venture

Telewest Communications (London South) Joint Venture

Telewest Communications (North East) Partnership

(Signature page to follow.)

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

VIRGIN MEDIA SECURED FINANCE PLC

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA INC.

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA BRISTOL LLC

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA FINANCE PLC

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA SFA FINANCE LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA WHOLESALE LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VMIH SUB LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL VICTORIA LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

BARNSLEY CABLE COMMUNICATIONS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

BCMV LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

BIRMINGHAM CABLE LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

CABLE CAMDEN LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

CABLE ENFIELD LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

CABLE HACKNEY & ISLINGTON LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

CABLE HARINGEY LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

DONCASTER CABLE COMMUNICATIONS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

EUROBELL (SOUTH WEST) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

EUROBELL (SUSSEX) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

EUROBELL (WEST KENT) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

EUROBELL INTERNET SERVICES LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

HALIFAX CABLE COMMUNICATIONS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

MIDDLESEX CABLE LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL BUSINESS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS BOLTON

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS BROMLEY

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS BURY AND ROCHDALE

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS CHESHIRE

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS DERBY

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS GREATER MANCHESTER

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS MACCLESFIELD

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS OLDHAM AND TAMESIDE

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS SOLENT

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS STAFFORDSHIRE

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS STOCKPORT

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS SURREY

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS SUSSEX

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS WESSEX

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CABLECOMMS WIRRAL

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL CAMBRIDGE LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL GLASGOW

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL KIRKLEES

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL MIDLANDS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

NTL WIRRAL TELEPHONE AND CABLE TV COMPANY

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

SHEFFIELD CABLE COMMUNICATIONS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (CUMBERNAULD) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (DUMBARTON) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (DUNDEE & PERTH) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (FALKIRK) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (GLENROTHES) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (MIDLANDS AND NORTH WEST) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (MIDLANDS) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (MOTHERWELL) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS NETWORKS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST UK LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA BUSINESS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA INVESTMENTS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MEDIA PAYMENTS LTD

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MOBILE GROUP (UK) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MOBILE HOLDINGS (UK) LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN MOBILE TELECOMS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VIRGIN NET LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

VMWH LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

WAKEFIELD CABLE COMMUNICATIONS LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

X-TANT LIMITED

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

AVON CABLE JOINT VENTURE

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (LONDON SOUTH) JOINT VENTURE

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

TELEWEST COMMUNICATIONS (NORTH EAST) PARTNERSHIP

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)

THE BANK OF NEW YORK MELLON, ACTING THROUGH ITS LONDON BRANCH

By:	Authorized Signatory
Name:
Title:

(Signature Page to Supplemental Indenture to the Senior Secured Notes Indenture)